UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 23, 2008
Commission file number 1-10948
OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)
(561) 438-4800
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
The presentation that management of Office Depot, Inc. (the “Company”) intends to cover in its Annual Meeting of Shareholders on April 23, 2008 is attached to this Current Report on Form 8-K as Exhibit 99.1.1. The presentation provides an overview of the Company and perspective on the office supply market. In addition, the presentation provides historical financial data and information on strategy. The Company will also post the attached materials on its web site (www.OfficeDepot.com) located in the Investor Relations section of that site.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.1.1          Presentation Materials for Office Depot, Inc.’s Annual Meeting of Shareholders

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: April 23, 2008	By:	/s/ ELISA D. GARCIA C.
Elisa D. Garcia C.
Executive Vice President, General Counsel and Corporate Secretary

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